SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 31, 2000
                                                         -----------------



                       COMCAST CABLE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                          333-30745                    23-2175755
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(State or other                  (Commission file               (IRS employer
jurisdiction of                      number)                    identification
incorporation)                                                       no.)



           1500 Market Street,  Philadelphia, PA           19102-2148
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          (Address of principal executive offices)         (Zip Code)




        Registrant's telephone number, including area code (215) 665-1700
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Item 5.  OTHER EVENTS

         Comcast Cable Communications, Inc. ("Comcast Cable" or the "Company"), an indirect wholly owned subsidiary of Comcast Corporation ("Comcast"), completed its previously announced cable system exchanges with AT&T Corp. ("AT&T") and Adelphia Communications ("Adelphia") on December 31, 2000 and January 1, 2001, respectively. The two separate transactions with AT&T and Adelphia involved the exchange of cable systems serving an aggregate of approximately 2.4 million subscribers. These cable system exchanges will enable Comcast Cable to increase its geographic coverage by establishing larger regional clusters that strategically support the growth of the Company, as well as its ability to provide new products to its subscribers.

         In the AT&T transaction, Comcast Cable received cable systems serving approximately 770,000 subscribers in Washington, D.C., as well as in parts of Pennsylvania, New Jersey, western Florida and Michigan. In exchange, AT&T received cable systems from Comcast Cable serving approximately 700,000 subscribers in Sacramento, Colorado, Chicago, eastern Florida, Georgia and
Westmoreland, Pennsylvania. In a separate transaction, which is expected to close in the first half of 2001 subject to the receipt of customary closing conditions and regulatory approvals, Comcast will acquire cable systems from AT&T serving approximately 700,000 subscribers in New Mexico, Maryland, Pennsylvania, New Jersey and Tennessee in exchange for AT&T common stock that Comcast currently owns or may acquire.

         In the Adelphia transaction, Comcast Cable received cable systems serving approximately 460,000 subscribers in New Jersey, eastern Pennsylvania, Michigan, Indiana, New Mexico and western Florida. In exchange, Adelphia received cable systems from Comcast Cable serving approximately 440,000 subscribers in the greater Los Angeles area, as well as in Palm Beach, Florida.

         Certain of the subscribers and locations indicated above make minimum corrections to those contained in the Company's press release of January 2, 2001.



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

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 4, 2001                      COMCAST CABLE COMMUNICATIONS, INC.

                                             By: /s/ William E. Dordelman
                                                 -----------------------
                                                 William E. Dordelman
                                                 Vice President









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